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                                                                      Exhibit 21

               Direct and Indirect Subsidiaries of the Registrant



-------------------------------- ------------------------------
Limited Partnerships             Jurisdiction of Organization
-------------------------------- ------------------------------
Cumberland Mall Associates       New Jersey
-------------------------------- ------------------------------
Keystone Philadelphia            Pennsylvania
Properties, L.P.
-------------------------------- ------------------------------
PR New Castle Associates         Pennsylvania
-------------------------------- ------------------------------
Plymouth Ground                  Pennsylvania
Associates, L.P.
-------------------------------- ------------------------------
PR 8000 Airport Highway, L.P.    Pennsylvania
-------------------------------- ------------------------------
PR 8000 National Highway, L.P.   Pennsylvania
-------------------------------- ------------------------------
PR AEKI Plymouth, L.P.           Delaware
-------------------------------- ------------------------------
PR Beaver Valley Limited         Pennsylvania
Partnership
-------------------------------- ------------------------------
PR Capital City Limited          Pennsylvania
Partnership
-------------------------------- ------------------------------
PR CC Limited Partnership        Pennsylvania
-------------------------------- ------------------------------
PR Echelon Limited Partnership   Pennsylvania
-------------------------------- ------------------------------
PR Exton Limited Partnership     Pennsylvania
-------------------------------- ------------------------------
PR Festival Limited Partnership  Pennsylvania
-------------------------------- ------------------------------
PR Financing Limited             Delaware
Partnership
-------------------------------- ------------------------------
PR Gallery I Limited             Pennsylvania
Partnership
-------------------------------- ------------------------------
PR Gallery II Limited            Pennsylvania
Partnership
-------------------------------- ------------------------------
PR Jacksonville Limited          Pennsylvania
Partnership
-------------------------------- ------------------------------
PR Laurel Mall, L.P.             Pennsylvania
-------------------------------- ------------------------------
PR Logan Valley Limited          Pennsylvania
Partnership
-------------------------------- ------------------------------
PR Moorestown Limited            Pennsylvania
Partnership
-------------------------------- ------------------------------


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-------------------------------- ------------------------------
Limited Partnerships             Jurisdiction of Organization
-------------------------------- ------------------------------
PR New Garden L.P.               Pennsylvania
-------------------------------- ------------------------------
PR Northeast Limited             Pennsylvania
Partnership
-------------------------------- ------------------------------
PR Palmer Park Mall Limited      Pennsylvania
Partnership
-------------------------------- ------------------------------
PR Palmer Park, L.P.             Pennsylvania
-------------------------------- ------------------------------
PR Plymouth Meeting Limited      Pennsylvania
Partnership
-------------------------------- ------------------------------
PR Schuylkill Limited            Pennsylvania
Partnership
-------------------------------- ------------------------------
PR Springfield Associates, L.P.  Pennsylvania
-------------------------------- ------------------------------
PR Titus Limited Partnership     Pennsylvania
-------------------------------- ------------------------------
PR Valley Limited Partnership    Pennsylvania
-------------------------------- ------------------------------
PR Valley View Limited           Pennsylvania
Partnership
-------------------------------- ------------------------------
PR Valley View Downs Limited     Pennsylvania
Partnership
-------------------------------- ------------------------------
PR Warrington, Limited           Pennsylvania
Partnership
-------------------------------- ------------------------------
PR Washington Crown Limited      Pennsylvania
Partnership
-------------------------------- ------------------------------
PR Westgate Limited Partnership  Pennsylvania
-------------------------------- ------------------------------
PR WL Limited Partnership        Pennsylvania
-------------------------------- ------------------------------
PR Wyoming Valley Limited        Pennsylvania
Partnership
-------------------------------- ------------------------------
PREIT Associates, L.P.           Delaware
-------------------------------- ------------------------------
PRGL Paxton Limited Partnership  Pennsylvania
-------------------------------- ------------------------------
Roosevelt Associates, L.P.       Pennsylvania
-------------------------------- ------------------------------
Roosevelt II Associates, L.P.    Pennsylvania
-------------------------------- ------------------------------
WG Holdings, L.P.                Pennsylvania
-------------------------------- ------------------------------
WG Park General, L.P.            Pennsylvania
-------------------------------- ------------------------------
WG Park Limited, L.P.            Pennsylvania
-------------------------------- ------------------------------
WG Park, L.P.                    Pennsylvania
-------------------------------- ------------------------------
X-I Holding LP                   Delaware
-------------------------------- ------------------------------
X-II Holding LP                  Delaware
-------------------------------- ------------------------------

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General Partnership                        Jurisdiction of Organization
------------------------------------------ -------------------------------------
Jacksonville Associates                    Florida
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------------------------------------------ -------------------------------------
Limited Liability Companies                Jurisdiction of Organization
------------------------------------------ -------------------------------------
CD Development LLC                         Delaware
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Cherry Hill Center, LLC                    Maryland
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Echelon Beverage LLC                       New Jersey
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Echelon Title, LLC                         Delaware
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Exton Square 1, LLC                        Delaware
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Exton Square 2, LLC                        Delaware
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Exton Square 3, LLC                        Delaware
------------------------------------------ -------------------------------------
Exton Square 4, LLC                        Delaware
------------------------------------------ -------------------------------------
Exton Square 5, LLC                        Delaware
------------------------------------------ -------------------------------------
Exton Square 6, LLC                        Delaware
------------------------------------------ -------------------------------------
Exton Square 7, LLC                        Delaware
------------------------------------------ -------------------------------------
Exton Square 8, LLC                        Delaware
------------------------------------------ -------------------------------------
Exton Square 9, LLC                        Delaware
------------------------------------------ -------------------------------------
Exton Square 10, LLC                       Delaware
------------------------------------------ -------------------------------------
Exton Square 11, LLC                       Delaware
------------------------------------------ -------------------------------------
Exton Square Property LLC                  Delaware
------------------------------------------ -------------------------------------
Keystone Philadelphia Properties, LLC      Delaware
------------------------------------------ -------------------------------------
Moorestown Mall LLC                        Delaware
------------------------------------------ -------------------------------------
Plymouth Ground Associates LLC             Pennsylvania
------------------------------------------ -------------------------------------
PR 8000 Airport Highway LLC                Delaware
------------------------------------------ -------------------------------------
PR 8000 National Highway LLC               Delaware
------------------------------------------ -------------------------------------
PR AEKI Plymouth LLC                       Delaware
------------------------------------------ -------------------------------------
PR Beaver Valley LLC                       Pennsylvania
------------------------------------------ -------------------------------------
PR BVM LLC                                 Pennsylvania
------------------------------------------ -------------------------------------
PR Capital City LLC                        Delaware
------------------------------------------ -------------------------------------
PR CC I LLC                                Delaware
------------------------------------------ -------------------------------------
PR CC II LLC                               Delaware
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------------------------------------------ -------------------------------------
Limited Liability Companies                Jurisdiction of Organization
------------------------------------------ -------------------------------------
PR Christiana LLC                          Delaware
------------------------------------------ -------------------------------------
PR Crossroads I, LLC                       Pennsylvania
------------------------------------------ -------------------------------------
PR Crossroads II, LLC                      Pennsylvania
------------------------------------------ -------------------------------------
PR Cumberland GP, LLC                      Delaware
------------------------------------------ -------------------------------------
PR Cumberland LP, LLC                      Delaware
------------------------------------------ -------------------------------------
PR Echelon LLC                             Pennsylvania
------------------------------------------ -------------------------------------
PR Exton LLC                               Pennsylvania
------------------------------------------ -------------------------------------
PR Festival LLC                            Pennsylvania
------------------------------------------ -------------------------------------
PR Financing I LLC                         Delaware
------------------------------------------ -------------------------------------
PR Financing II LLC                        Delaware
------------------------------------------ -------------------------------------
PR Florence LLC                            South Carolina
------------------------------------------ -------------------------------------
PR Gallery I LLC                           Pennsylvania
------------------------------------------ -------------------------------------
PR Gallery II, LLC                         Delaware
------------------------------------------ -------------------------------------
PR Interstate Container LLC                Delaware
------------------------------------------ -------------------------------------
PR Jacksonville LLC                        Delaware
------------------------------------------ -------------------------------------
PR JK LLC                                  Delaware
------------------------------------------ -------------------------------------
PR Lacey LLC                               New Jersey
------------------------------------------ -------------------------------------
PR Lehigh Valley LLC                       Pennsylvania
------------------------------------------ -------------------------------------
PR Logan Valley LLC                        Delaware
------------------------------------------ -------------------------------------
PR LV LLC                                  Delaware
------------------------------------------ -------------------------------------
PR Magnolia LLC                            Delaware
------------------------------------------ -------------------------------------
PR Metroplex West, LLC                     Pennsylvania
------------------------------------------ -------------------------------------
PR Moorestown LLC                          Pennsylvania
------------------------------------------ -------------------------------------
PR New Castle LLC                          Pennsylvania
------------------------------------------ -------------------------------------
PR New Garden LLC                          Pennsylvania
------------------------------------------ -------------------------------------
PR North Dartmouth LLC                     Delaware
------------------------------------------ -------------------------------------
PR Northeast LLC                           Pennsylvania
------------------------------------------ -------------------------------------
PR Orlando Fashion Square LLC              Delaware
------------------------------------------ -------------------------------------
PR Paxton LLC                              Pennsylvania
------------------------------------------ -------------------------------------
PR PG Plaza LLC                            Delaware
------------------------------------------ -------------------------------------
PR Plymouth Meeting LLC                    Pennsylvania
------------------------------------------ -------------------------------------
PR Prince George's Plaza LLC               Delaware
------------------------------------------ -------------------------------------
PR Radio Drive, LLC                        South Carolina
------------------------------------------ -------------------------------------
PR Red Rose LLC                            Pennsylvania
------------------------------------------ -------------------------------------
PR Schuylkill LLC                          Pennsylvania
------------------------------------------ -------------------------------------
PR South Blanding LLC                      Delaware
------------------------------------------ -------------------------------------
PR Swedes Square, LLC                      Delaware
------------------------------------------ -------------------------------------
PR Titus LLC                               Pennsylvania
------------------------------------------ -------------------------------------
PR Valley LLC                              Delaware
------------------------------------------ -------------------------------------

------------------------------------------ -------------------------------------
Limited Liability Companies                Jurisdiction of Organization
------------------------------------------ -------------------------------------
PR Valley View LLC                         Delaware
------------------------------------------ -------------------------------------
PR Valley View Downs LLC                   Pennsylvania
------------------------------------------ -------------------------------------
PR VV LLC                                  Delaware
------------------------------------------ -------------------------------------
PR Warrington LLC                          Pennsylvania
------------------------------------------ -------------------------------------
PR Washington Crown LLC                    Delaware
------------------------------------------ -------------------------------------
PR WC LLC                                  Delaware
------------------------------------------ -------------------------------------
PR Westgate LLC                            Pennsylvania
------------------------------------------ -------------------------------------
PR Wiregrass Commons LLC                   Delaware
------------------------------------------ -------------------------------------
PR WL LLC                                  Delaware
------------------------------------------ -------------------------------------
PR WV LLC                                  Delaware
------------------------------------------ -------------------------------------
PR Wyoming Valley LLC                      Delaware
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PREIT Services, LLC                        Delaware
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PRWGP General, LLC                         Delaware
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WG Holdings of Pennsylvania, L.L.C.        Pennsylvania
------------------------------------------ -------------------------------------
XGP LLC                                    Delaware
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--------------------------------------- ---------------------------------------
Corporations                            Jurisdiction of Organization
--------------------------------------- ---------------------------------------
1150 Plymouth Associates, Inc.          Maryland
-------------------------------------- ---------------------------------------
Cherry Hill Beverage, Inc.              Maryland
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Exton License, Inc.                     Maryland
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PR GC Inc. (formerly Crown American     Maryland
GC, Inc.)
--------------------------------------- ---------------------------------------
PR Services Corporation (formerly       Pennsylvania
Crown American Services Corporation)
--------------------------------------- ---------------------------------------
PR Ventures, Inc. (formerly Crown       Pennsylvania
American Ventures, Inc.)
--------------------------------------- ---------------------------------------
PREIT-RUBIN, Inc.                       Pennsylvania
--------------------------------------- ---------------------------------------
PREIT-RUBIN OP, Inc.                    Pennsylvania
--------------------------------------- ---------------------------------------
PREIT TRS, Inc.                         Delaware
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R8267 Plymouth Enterprise, Inc.         Maryland
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RUBIN II, Inc.                          Pennsylvania
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

--------------------------------------- ---------------------------------------
Trusts                                  Jurisdiction of Organization
--------------------------------------- ---------------------------------------
PR Laurel Mall Trust                    Pennsylvania
--------------------------------------- ---------------------------------------
PR Lycoming Service Associates          Pennsylvania
(formerly Crown American Lycoming
Service Associates)
--------------------------------------- ---------------------------------------
PR Oxford Valley Trust                  Pennsylvania
--------------------------------------- ---------------------------------------
PR Palmer Park Trust                    Pennsylvania
--------------------------------------- ---------------------------------------
PR Springfield Trust                    Pennsylvania
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PREIT Protective Trust 1                Pennsylvania
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Trust #7000                             Illinois
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-------------------------------- --------------------------------
Unconsolidated Affiliates        Jurisdiction of Organization
-------------------------------- --------------------------------
ALRO Associates, L.P.            Delaware
-------------------------------- --------------------------------
Laurel Mall Associates           Pennsylvania

(general partnership)
-------------------------------- --------------------------------
Lehigh Valley Associates         Pennsylvania
(limited partnership)
-------------------------------- --------------------------------
Mall Maintenance Corporation (I) Pennsylvania
-------------------------------- --------------------------------
Mall Maintenance Corporation II  Pennsylvania
-------------------------------- --------------------------------
Mall Corners Ltd.                Georgia
(limited partnership)
-------------------------------- --------------------------------
Mall Corners II, Ltd.            Georgia
(limited partnership)
-------------------------------- --------------------------------
Metroplex General, Inc.          Pennsylvania
-------------------------------- --------------------------------

-------------------------------- --------------------------------
Unconsolidated Affiliates        Jurisdiction of Organization
-------------------------------- --------------------------------
Metroplex West Associates, L.P.  Pennsylvania
-------------------------------- --------------------------------
Oxford Valley Road Associates    Pennsylvania
(limited partnership)
-------------------------------- --------------------------------
Pavilion East Associates, L.P.   Pennsylvania
-------------------------------- --------------------------------
PRDB Springfield Limited         Pennsylvania
Partnership
-------------------------------- --------------------------------
PRDB Springfield LLC             Pennsylvania
-------------------------------- --------------------------------
Red Rose Commons                 Pennsylvania
Associates, L.P.
-------------------------------- --------------------------------
White Hall Mall Venture          Pennsylvania
(partnership)
-------------------------------- --------------------------------